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                                                                   EXHIBIT 10.71

                                 SELFCARE, INC.

                         EXCHANGE AGREEMENT- CDIL NOTES




To:      Selfcare, Inc.
         200 Prospect Street
         Waltham, MA  02154

     You have advised the undersigned that Selfcare, Inc., (the "Company" or "you") is offering to certain investors the opportunity to exchange principal amounts outstanding on certain notes (the "Original Notes") for promissory notes (the "Convertible Notes") which will be convertible (as more fully described below) into shares of common stock, par value $.001 per share (the "Common Stock"), of the Company. The Original Notes constitute those certain promissory notes issued by the Company in 1995, in an aggregate principal amount of $3.0 million at an annual interest rate of 10%, to refinance certain debt incurred by the Company to acquire Cambridge Diagnostics Ireland, Ltd. The amounts to be exchanged for the Convertible Notes, if this Exchange Agreement is accepted by the Company, consist of the principal currently outstanding on the Original Notes which the undersigned understands is an aggregate of $2.975 million. Accrued interest on the Original Notes will be paid by the Company to the undersigned by check.

     The Convertible Notes will be issued in a principal amount equal to the principal amount of the Original Note(s) exchanged by the undersigned, will bear interest at the rate of ten percent (10%) per annum, will mature on the six month anniversary of the date of issuance of the Convertible Notes (the "Maturity Date"), will be convertible by the holder of such Convertible Notes in whole at any time on or prior to the Maturity Date into that number of shares of Common Stock determined by dividing the principal balance of such Convertible Note plus any accrued interest thereon by the Conversion Price (as defined below) and will automatically convert, without any action on the part of the holder, on the Maturity Date into that number of shares of Common Stock determined by dividing the principal balance of such Convertible Note plus the accrued interest thereon by the Conversion Price. The "Conversion Price" for a Convertible Note will be equal to the closing bid price of a share of Common Stock, as quoted on the American Stock Exchange, on the day immediately preceding the day of issuance of such Convertible Note multiplied by eighty-five percent (85%). The undersigned acknowledges that the Convertible Notes and the Common Stock are more fully described in the Information Package (as defined below).

     Based on the foregoing and subject to the terms and conditions of this Exchange Agreement (the "Exchange Agreement"), the undersigned agrees with you as follows:






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     1. THE EXCHANGE.

     The undersigned hereby tenders this Exchange Agreement for the exchange (the "Exchange") of the principal amount(s) currently due and outstanding (the "Converted Balance") under the Original Note(s) held by the undersigned for a Convertible Note issued in a principal amount equal to the Converted Balance.

     Upon acceptance of this Exchange Agreement by the Company, the undersigned will promptly deliver the Note(s) held by the undersigned to the Company and the Company will promptly issue the Convertible Note. The Company will also pay accrued interest on the Original Note(s) held by the undersigned accrued through the date of acceptance of this Exchange Agreement by check. The Convertible Note issued to the undersigned will begin accruing interest on the date of acceptance of this Exchange Agreement.

     2. INFORMATION.

     The undersigned acknowledges receipt of an information package (the "Information Package") containing the following items:

          1. A description of the Convertible Notes and the Common Stock, a summary of certain risk factors applicable to the Company and the securities proposed to be exchanged herefor, a discussion of certain recent developments and a discussion of the use of the proceeds (if any) from the offering contemplated hereby;

          2.   The Company's Annual Report on Form 10-KSB/A;

          3. The Company's Proxy Statement for its most recent Annual Meeting of Stockholders;

          4. The Company's Quarterly Reports on Form 10-QSB for the quarters ended March 31, 1997, June 30, 1997 and September 30, 1997;

          5. The Company's Current Report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on March 5, 1997, as amended by the Form 8-K/A filed with the SEC on May 5, 1997;

          6. The Company's Amended and Restated Certificate of Incorporation, as amended; and

          7.   The Company's Amended and Restated By-laws.




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     3. ACCEPTANCE OF EXCHANGE.

     It is understood and agreed that this Exchange Agreement is made subject to the following terms and conditions:

          (a) The Company shall have the right to accept or reject this Exchange Agreement, in whole or in part, for any reason, including the inability of the undersigned to meet the standards imposed by Regulation D promulgated by the Securities and Exchange Commission under the Securities Act, the ineligibility of the undersigned to meet the standards imposed by applicable state or foreign securities laws, or for any other reason, or for no reason. If this Exchange Agreement is rejected, the Original Note(s) held by the undersigned will be satisfied pursuant to the terms thereof.

          (b) Two copies of this Agreement are being executed by the undersigned. If accepted, one copy of this Agreement will be retained by the Company and one copy of this Agreement, after execution by the Company, shall be delivered to the undersigned.

          4. WITHDRAWAL OF OFFERING OR EXCHANGE.

          (a) The Company reserves the right to withdraw this offering in whole or in part for any reason or for no reason.

          (b) If the offering is withdrawn by the Company, the undersigned will be paid the amounts outstanding under the Original Note(s) held by the undersigned pursuant to the term thereof and will have no liability to the Company other than to return to the Company the Information Package and other documents, if any, furnished to the undersigned by or on behalf of the Company in connection with the offering, and the Company will have no further liability to the undersigned with respect to the Exchange.

          5.REPRESENTATIONS AND WARRANTIES OF THE UNDERSIGNED.

          The undersigned hereby represents and warrants to the Company as follows:

            (a) all information provided and representations made by the undersigned in the Prospective Investor Questionnaire (the "Questionnaire") of the Company, a form of which Questionnaire is attached hereto as EXHIBIT A, are true and correct in all respects as of the date hereof.

            (b) The address set forth at the foot of this Exchange Agreement is the address of the undersigned's principal residence or place of business, and the undersigned has no present intention of becoming a resident of any other country, state or jurisdiction.




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            (c) Unless the undersigned shall have notified the Company to the contrary in writing prior to or together with the tendering of this Exchange Agreement, the undersigned acknowledges that the undersigned has not relied upon the advice of a "Purchaser Representative" (as defined in the aforementioned Regulation D) in evaluating the risks and merits of this investment.

            (d) The undersigned has received and read or reviewed and is familiar with the Information Package (including the exhibits thereto) and the undersigned confirms that all documents, records, and books pertaining to the investment in the Company and requested by the undersigned have been made available or delivered to the undersigned.

            (e) The undersigned has had an opportunity to ask questions of and receive answers from the Company, or a person or persons acting on the Company's behalf, concerning the terms and conditions of this investment.

            (f) The undersigned understands and acknowledges the following:

               (i) the securities for which the undersigned hereby subscribes (including any securities into which such securities may be converted) have not been registered under the Securities Act or under the securities laws of any state or other jurisdiction in reliance upon exemptions for private offerings;

               (ii) while the Company may in the future register such securities (or any securities into which such securities may be converted), it is under no obligation to do so, except as otherwise provided herein;

               (iii) such securities (including any securities into which such securities may be converted) cannot be resold unless registered under the Securities Act and any applicable securities law of any state or other jurisdiction, or an exemption from registration is available;

               (iv) as of the date hereof, there is no public market for such securities (including any securities into which such securities may be converted);

               (v) the undersigned is purchasing such securities without being furnished any offering literature or prospectus other than the Information Package, and is relying only on the information contained therein and herein in evaluating the risks and merits of this investment; and

               (vi) no person or entity has been authorized to give any information or make any representations in connection with this investment other than that contained in the Information Package.



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               (g) The securities for which the undersigned hereby subscribes are being acquired solely for the undersigned's own account, for investment and not with a view to or for the resale, distribution, subdivision, or fractionalization thereof; the undersigned has no present plans to enter into any contract, undertaking, agreement, or arrangement relating thereto.

               (h) The undersigned has such knowledge and experience that the undersigned is capable of evaluating the matters set forth in the Information Package and the risks and merits relating thereto.

               (i) The undersigned, if it is a corporation or other entity, acknowledges that it, through the officer(s) and/or director(s) and/or other employees responsible for making an investment decision with regard to the Exchange, has such knowledge and experience in financial and business matters that it is capable of evaluating the relative risks and merits of this investment, and further acknowledges that the representations and warranties contained in this Section 4 are true and accurate with respect to it.

               (j) The undersigned, if he, she or it is an officer, director or greater than 10% stockholder of the Company, has not directly or indirectly sold any shares of the Company's Common Stock during the preceding six month period and, if this Exchange Agreement is accepted, understands that he, she or it may not sell any such shares during the six month period following the Exchange without possibly subjecting himself, herself or itself to liability under
Section 16 of the Securities Exchange Act of 1934, as amended.

     The foregoing representations and warranties are true and accurate as of the date hereof and shall be true and accurate as of the date of acceptance of this Exchange Agreement and delivery of the shares of Common Stock and shall survive such delivery.

     6. TRANSFERABILITY; LEGEND.

     This Exchange Agreement, or any of the undersigned's interest herein, may not be transferred or assigned and any assignment or transfer of the Convertible Notes or the shares of Common Stock issuable upon conversion thereof shall be made only in accordance with applicable securities laws. In addition, the undersigned understands that the Convertible Notes and the certificate(s) representing the shares of Common Stock issuable upon conversion thereof shall bear the following restrictive legend:

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2)




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          PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT
          RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

          7. REVOCATION.

          The undersigned agrees that the undersigned shall not cancel, terminate or revoke this Exchange Agreement or any agreement of the undersigned made hereunder, and that this Exchange Agreement shall survive the death or disability of the undersigned.

          8. PAYMENTS TO U.S. BOSTON CAPITAL CORPORATION.

          U.S. Boston Capital Corporation, a broker-dealer ("U.S. Boston"), the President of which is Willard Lee Umphrey, a director and principal stockholder of the Company, will receive a fee of three percent (3%) of the principal amount of all Notes exchanged in connection with the offering contemplated hereby.

          9. MISCELLANEOUS.

               (a) NO WAIVER; CUMULATIVE REMEDIES. No failure or delay on the part of any party to this Exchange Agreement, in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               (b) ADDRESSES FOR NOTICES, ETC. All notices requests, demands and other communications provided for hereunder shall be in writing (including telegraphic communication) and mailed, telecommunicated, telegraphed, telexed or delivered:

     If to the Company, to the address set forth above, Telecopier: (781) 647-3939, Attention: Ron Zwanziger, or at such other address as shall be designated by the Company in a written notice to the undersigned complying as to delivery with the terms of this Section 8. A copy of all notices, demands and other communications to the Company shall be sent to the offices of Goodwin, Procter & Hoar LLP, Exchange Place, Boston, Massachusetts 02109, Attention:
Martin Carmichael III, P.C. and Stephen W. Carr, P.C.

     If to the undersigned, at its address as set forth on the signature page hereof or at such other address as shall be designated by the undersigned in a written notice to the Company complying as to delivery with the terms of this
Section 9.





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     All such notices, requests, demands and other communications shall, when mailed, registered or certified mail, return receipt requested, postage prepaid, telecommunicated, telegraphed or telexed, respectively, be effective when deposited in the mails, confirmed received by telecommunication or delivered to the telegraph or telex company, respectively, addressed as aforesaid.

          (c) SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

          (d) GOVERNING LAW. This Subscription shall be governed by, and construed in accordance with, the laws of The Commonwealth of Massachusetts, without regard to the choice of law principles thereunder.

                     [Remainder of Page Intentionally Blank]


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     IN WITNESS WHEREOF, the undersigned has executed this Exchange Agreement as of this __ day of December, 1997.



---------------------------------               --------------------------------
Name of Investor (Please print)                 Signature of Investor
and Capacity in Which
Subscription is Made

Address of Investor:


---------------------------------               --------------------------------
Number         Street                           Signature of Co-Investor, if any


---------------------------------
City          State      Zip Code


---------------------------------
Country


Tel. No. (     )  _______________



---------------------------------
Social Security Number for
Individual or other Taxpayer
Identification Number


ACCEPTED BY:

SELFCARE, INC.


By:_______________________________________



NUMBER OF SHARES OF COMMON STOCK:_______________________



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                                    EXHIBIT A



                   NAME OF INVESTOR: ________________________



                       PROSPECTIVE INVESTOR QUESTIONNAIRE

                                 Selfcare, Inc.
                               200 Prospect Street
                                Waltham, MA 02154



     The securities of Selfcare, Inc. (the "Company") are being offered in reliance on Regulation D under the Securities Act of 1933, as amended ("Regulation D"), and similar provisions of state law. To satisfy the requirements of Regulation D and applicable state law, the Company must determine whether a prospective investor (the "Investor") meets the Regulation D and state law definitions of "accredited investor" before selling (or, in some states, offering) securities to such person. This Questionnaire is designed to assist the Company in making this determination.

     Please complete, execute and date this Prospective Investor Questionnaire and deliver it along with an executed Exchange Agreement to the Company at the address set forth above. Your answers will, at all times, be kept confidential except as necessary to establish that the offering and sale of the securities will not result in a violation of applicable law.

     1) To establish the basis of the Investor's status as an accredited investor, please answer the questions set forth below.

          a) Is the Investor an individual with a net worth (or net worth with his or her spouse) in excess of $1 million?

                  Yes ______                         No ______

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          b)   Is the Investor an individual with net income (without including any net income of the Investor's spouse) in excess of $200,000, or joint income with the Investor's spouse in excess of $300,000, in each of the two most recent years, and does the Investor reasonably expect to reach the same income level in the current year?

                    Yes ______                     No ______


          c) Is the Investor an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (hereinafter "ERISA") whose decision to invest in the Company is being made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment adviser or, alternatively, does the employee benefit plan have total assets in excess of $5,000,000 or is the employee benefit plan "self-directed" with investment decisions made solely by person(s) who are accredited investors(s)?

                    Yes ______                     No ______


          d) Is the Investor a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees with total assets in excess of $5,000,000?

                    Yes ______                     No ______


          e) Is the Investor a trust (including an individual retirement arrangement formed as a trust or a tax-qualified pension and profit sharing plan (E.G., a Keogh Plan) formed as a trust but not subject to ERISA) with total assets in excess of $5,000,000 that was not formed for the specific purpose of acquiring securities of the Company and whose purchase is directed by a person with such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of the prospective investment?

                    Yes ______                     No ______

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          f)   Is the Investor a corporation, partnership, Massachusetts or similar business trust or an organization described in Section 501(c)(3) of the Internal Revenue Code that was not formed for the specific purpose of acquiring securities of the Company and whose total assets exceed $5,000,000?

                    Yes ______                     No ______


          g)   Is the Investor one of the following entities:

               (i) A "bank" as defined in Section 3(a)(2) of the Securities Act or any "savings and loan association" or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in an individual or fiduciary capacity;

               (ii) A "broker/dealer" registered pursuant to Section 15 of the
                    Securities Exchange Act of 1934;

               (iii) An "insurance company," as defined in Section 2(13) of the
                    Securities Act;

               (iv) An "investment company" registered under the Investment
                    Company Act of 1940 or a "business development company" as defined in Section 2(a)(48) of the Investment Company Act of 1940;

               (v) A "Small Business Investment Company" licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or

               (vi) A "Private Business Development Company" as defined in
                    Section 202(a)(22) of the Investment Advisers Act of 1940?

                    Yes ______                     No ______


          If yes, then which entity (i.e., (g)(i) through (vi) above)?


                                  ------------

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               h)   Is the Investor an entity (other than a trust but including a grantor trust) in which all of the equity owners can answer "Yes" to any one question set forth in Sections 1(a) through 1(g) immediately above?

                             Yes ______                     No ______


               2) Is the Investor acquiring securities of the Company as a principal for the purpose of investment and not with a view to resale or distribution?

                             Yes ______                     No ______


               3) By signing this Questionnaire, the Investor hereby confirms the following statements:

                    a) The Investor shall immediately provide the Company with corrected information in the event any information given herein was untrue.

                    b) The Investor acknowledges that any delivery to the Investor of information relating to the Company, prior to the determination by the Company of the suitability of the Investor as an investor in the Company, shall not constitute an offer of securities of the Company until such determination of suitability shall be made.

                    c) The answers of the Investor to the foregoing questions are true and complete to the best of the information and belief of the undersigned, and the Company shall be notified promptly of any changes in the foregoing answers.



---------------------------------        ------------------------------------
Signature of Investor                    Signature of Investor
(or duly authorized agent)               (or duly authorized agent)


---------------------------------        ------------------------------------
Title:                                   Title:

---------------------------------        ------------------------------------
Print Name Signed Above                  Print Name Signed Above